SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 6, 2004

                                                             Home Solutions of America, Inc.
            (Exact name of registrant as specified in its charter)

Delaware	0-22388	99-0273889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                        11850 Jones Road, Houston Texas                                                              77070
                          (Address of principal executive offices)                                                  (Zip Code)

Registrant's telephone number, including area code:   (281) 970-9859

Item 2.  Acquisition or Disposition of Assets.

            On February 6, 2004, Home Solutions of America, Inc., a Delaware corporation (the "Company"), consummated the acquisition of (i) 100% of Southern Exposure Unlimited of Florida, Inc., a Florida corporation ("Southern Exposure"), (ii) 100% of S.E. Tops of Florida, Inc., a Florida corporation ("S.E. Tops"), and (iii) 50% of SouthernStone Cabinets, Inc., a Florida corporation ("SouthernStone") (collectively, the "SE Companies").  The acquisition of Southern Exposure and S.E. Tops was structured as separate mergers into wholly-owned subsidiaries of the Company, and the 50% interest in SouthernStone was acquired through a stock purchase, all pursuant to a Plan of Merger and Stock Purchase Agreement dated February 6, 2004, effective as of December 31, 2003 (the "Merger Agreement").  The Company's equity holdings in the SE Companies are held by Southern Exposure Holdings, Inc., a Florida corporation and wholly-owned subsidiary of the Company ("Holdings").  The SE Companies, which have headquarters in Fort Myers, Florida, are engaged in the businesses of manufacturing and installing custom cabinetry and countertops for resale to home builders and residential customers.

            The Company paid the individual who was the sole stockholder of Southern Exposure and S.E. Tops, and 50% owner of SouthernStone (the "Seller"), the following consideration for his interests in the SE Companies:  (i) $2,500,000 of the Company's common stock (the "Shares"), valued at the average per share closing price of the Company's common stock over the fifteen trading days prior to closing, the closing date, and the fifteen trading days thereafter, excluding the five highest and five lowest days from such calculation, (ii) a subordinated promissory note of Holdings in the original principal amount of $4,500,000, which requires quarterly payments equal to the greater of 60% of the net cash flow of the SE Companies or the payment that would result from a 10-year amortization schedule, secured by all of the stock of the SE Companies and the assets of the two 100%-owned SE Companies, and guaranteed by the Company, (iii) a subordinated promissory note of Holdings in the original principal amount of $1,468,189.26, secured by certain accounts receivable of the SE Companies, and (iv) $2,000,000 cash.  The cash portion was financed through the Company's $4.0 million line of credit from the Laurus Master Fund, Ltd., which closed on January 22, 2004, and is secured by all of the Company's assets, including the assets of its subsidiaries.

            The Seller will continue to manage the SE Companies pursuant to an employment agreement with the Company and Holdings.

            The Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered for sale or sold absent registration under the Act or an applicable exemption from the registration requirements of the Act.  The Company granted the Seller certain registration rights in connection with the issuance of the Shares.

The descriptions contained herein of these acquisitions and the Merger Agreement are qualified in their entirety by reference to the full text of the Merger Agreement and certain ancillary agreements which are filed as Exhibits 2.1 through 2.6, respectively, to this Report and incorporated herein by this reference.

Item 5.  Other Events.

            The press release issued by the Company that announced the acquisitions described above is attached hereto as Exhibit 99.1.

            As the Company has previously announced, on January 22, 2004, the Company obtained a $4.0 million credit facility form the Laurus Master Fund, Ltd., which is secured by all of the Company's assets.

Item 7.  Financial Statements and Exhibits.

            (a)        It is impractical to furnish the required financial statements at this time.  The financial statements will be filed under cover of Form 8-K/A on or before April 9, 2004.

            (b)        It is impractical to furnish the required pro forma financial information at this time.  The requisite pro forma financial information will be filed under cover of Form 8-K/A on or before April 9, 2004.

(c)                Exhibits.

2.1       Plan of Merger and Stock Purchase Agreement, dated February 6, 2004, by and among Home Solutions of America, Inc., Southern Exposure Holdings, Inc., S.E. Acquisition Corp. I, S.E. Acquisition Corp. II, Southern Exposure Unlimited of Florida, Inc., S.E. Tops of Florida, Inc., Dale W. Mars, and Dale W. Mars, Trustee for the Dale W. Mars Trust Dated 7-16-97.

2.2       Registration Rights Agreement, dated February 6, 2004, by and between Home Solutions of America, Inc. and Dale W. Mars.

2.3       Subordinated Promissory Note, in the original principal amount of $4,500,000, issued by Southern Exposure Holdings, Inc. to Dale W. Mars, Trustee for the Dale W. Mars Trust Dated 7-16-97.

2.4       Subordinated Promissory Note, in the original principal amount of $1,468,189.26, issued by Southern Exposure Holdings, Inc. to Dale W. Mars, Trustee for the Dale W. Mars Trust Dated 7-16-97.

2.5       Pledge and Security Agreement, dated February 6, 2004, by and among Southern Exposure Holdings, Inc., S.E. Acquisition Corp. I, S.E. Acquisition Corp. II, Dale W. Mars, and Dale W. Mars, Trustee for the Dale W. Mars Trust Dated 7-16-97.

2.6       Guaranty Agreement, dated February 6, 2004, provided by Home Solutions of America, Inc. to Dale W. Mars, Trustee for the Dale W. Mars Trust Dated 7-16-97.

99.1      Press Release of Home Solutions of America, Inc. issued February 9, 2004.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                        HOME SOLUTIONS OF AMERICA, INC.

                                                                        By:   /s/ RICK J. O'BRIEN
                                                                                 Rick J. O'Brien
                                                                                 Chief Financial Officer

Dated:  February 9, 2004

EXHIBIT INDEX

2.1     Plan of Merger and Stock Purchase Agreement, dated February 6, 2004, by and among Home Solutions of America, Inc., Southern Exposure Holdings, Inc., S.E. Acquisition Corp. I, S.E. Acquisition Corp. II, Southern Exposure Unlimited of Florida, Inc., S.E. Tops of Florida, Inc., Dale W. Mars, and Dale W. Mars, Trustee for the Dale W. Mars Trust Dated 7-16-97.

2.2     Registration Rights Agreement, dated February 6, 2004, by and between Home Solutions of America, Inc. and Dale W. Mars.

2.3     Subordinated Promissory Note, in the original principal amount of $4,500,000, issued by Southern Exposure Holdings, Inc. to Dale W. Mars, Trustee for the Dale W. Mars Trust Dated 7-16-97.

2.4    Subordinated Promissory Note, in the original principal amount of $1,468,189.26, issued by Southern Exposure Holdings, Inc. to Dale W. Mars, Trustee for the Dale W. Mars Trust Dated 7-16-97.

2.5     Pledge and Security Agreement, dated February 6, 2004, by and among Southern Exposure Holdings, Inc., S.E. Acquisition Corp. I, S.E. Acquisition Corp. II, Dale W. Mars, and Dale W. Mars, Trustee for the Dale W. Mars Trust Dated 7-16-97.

2.6     Guaranty Agreement, dated February 6, 2004, provided by Home Solutions of America, Inc. to Dale W. Mars, Trustee for the Dale W. Mars Trust Dated 7-16-97.

99.1   Press Release of Home Solutions of America, Inc. issued February 9, 2004.